UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2023

26 Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39900	85-2695910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

OfficeEdge Miami

701 Brickell Avenue, Suite 1550

Miami, Florida 33131

(Address of principal executive office and zip code)

(305) 709-6664

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ADERU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	ADER	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	ADERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on October 15, 2021, 26 Capital Acquisition Corp., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger and Share Acquisition, as amended (the “Merger and Share Acquisition Agreement”) with Tiger Resort Asia Ltd., a Hong Kong private limited company (“TRA”), Tiger Resort, Leisure and Entertainment Inc., a Philippine corporation (“TRLEI”), UE Resorts International, Inc. (formerly Okada Manila International, Inc.), a Philippine corporation (“UE Resorts”), and Project Tiger Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of UE Resorts (“Merger Sub”). Pursuant to the Merger and Share Acquisition Agreement, Merger Sub planned to merge with and into the Company (the “Business Combination”).

On December 14, 2022, the Company’s stockholders approved an amendment to the Amended and Restated Certificate of Incorporation to extend the deadline by which the Company must complete an initial business combination (the “Combination Period”) from January 20, 2023 to October 20, 2023 (or such earlier date as determined by the Company’s board of directors) (the “Extension” and such date, the “Extended Date”). In connection with the Extension, $275,000 has been deposited every month since January 20, 2023 into the U.S.-based trust account in which proceeds from the Company’s initial public offering were placed following the closing (the “Trust Account”).

On February 2, 2023, the Company commenced an action against certain of the parties (the “UEC Parties”) to the Merger and Share Acquisition Agreement (the “Delaware Action”) by filing a complaint (the “Complaint”) in the Delaware Court of Chancery (the “Delaware Court”). The Complaint sought, among other things, an order requiring the UEC Parties to specifically perform their obligations under the Merger and Share Acquisition Agreement, including using reasonable best efforts to consummate the Business Combination in accordance with the terms of the Merger and Share Acquisition Agreement.  Following numerous court filings alleging counterclaims and allegations of fraud and material breach in the following months, the Delaware Court conducted a trial from July 10-14, 2023 on multiple issues, including the Company’s request for an order of specific performance. On September 7, 2023, the Delaware Court issued a decision denying the Company’s request for specific performance. The Delaware Court did not reach the issues of breach or damages, which will be the subject of further proceedings.

On September 21, 2023, the Company issued a press release announcing that, due to the Delaware Court’s decision denying the Company’s request for an order of specific performance, the Company will be unable to complete an initial business combination within the Combination Period. Accordingly, the final $275,000 monthly installment to extend the Combination Period until the Extended Date will not be deposited and instead, the Company will liquidate the Trust Account, effective as of the close of business on September 21, 2023. The Company is committed to vigorously pursuing all available remedies against the UEC Parties, including damages, and it will issue further releases with updates on such remedies and any such recovery as needed.

In connection with the liquidation of the Trust Account, the Company will redeem all of the outstanding shares of common stock that were included in the units issued to public stockholders in its initial public offering (the “Public Shares”) at a per-share redemption price of approximately $10.95 (before taking into account the removal of a portion of the accrued interest in the Trust Account to pay taxes and dissolution expenses). As of the close of business on or about September 25, 2023, the Public Shares will be deemed cancelled and stockholders will have the right to receive the redemption amount.

In order to provide for the disbursement of funds from the Trust Account, the Company has instructed Continental Stock Transfer & Trust Company, the trustee of the Trust Account, to take all necessary actions to liquidate the Trust Account. The proceeds of the Trust Account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Record holders will receive their pro rata portion of the proceeds of the Trust Account by delivering their Public Shares to Equiniti Trust Co., the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to be completed within ten business days after September 28, 2023.

The Company’s sponsor has agreed to waive its redemption rights with respect to its founder shares issued in a private placement prior to the Company’s initial public offering. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire.

The Company expects that the Nasdaq Stock Market LLC will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist the Company’s securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated September 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2023

26 CAPITAL ACQUISITION CORP.

By:	/s/ Jason Ader
	Name:	Jason Ader
	Title:	Chief Executive Officer

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